Family of Funds Long/Short Fundamental Value Fund I SHARE: TFFSX | N SHARE: TFFNX FEBRUARY 28 207 SUMMARY PROSPECTUS Before you invest, you may want to review the Fund’s Prospectus which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.TCW.com. You can also get this information at no cost by calling 866 858 4338 or by sending an email request to contact@tcw.com. The Fund’s current Prospectus and Statement of Additional Information, both dated February 28, 2017, are incorporated by reference into this Summary Prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense. LFVF_0217

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment.)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	1.65%	1.65%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses[1]	11.60%	11.60%
Total annual fund operating expenses	13.25%	13.50%
Fee waiver and/or expense reimbursement[2]	-11.25%	-11.25%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[2]	2.00%	2.25%

[1]	“Other expenses” are based on estimated amounts for the current fiscal year.

[2]

TCW Investment Management Company LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding taxes, interest, brokerage commissions, dividends on securities sold short, acquired fund fees and expenses, and extraordinary expenses) to 2.00% of average daily net assets with respect to Class I shares and 2.25% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2018. During this term, only the Board of Trustees may terminate or modify the terms of the contract. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waiver and/or reimbursement, whichever is lower. If the Adviser does not agree to waive fees and/or reimburse expenses after March 1, 2018, the fees and expenses paid by shareholders of the Fund will increase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years
I	$203	$2,712
N	$228	$2,772

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate thereby having the effect of decreasing the portfolio turnover rate. If these instruments were included in the calculations, the Fund would have a higher portfolio turnover rate. Because the Fund has not yet commenced operations, no portfolio turnover figures are available.

Principal Investment Strategies

To pursue its investment objective, the Fund will invest long, directly or indirectly, and sell short equity securities to provide consistent long-term capital appreciation. The Fund will use fundamental analysis to identify securities that the Adviser believes are underpriced relative to their underlying value and sell short securities the Adviser believes are overvalued. Because the Adviser regards public equities as representing fractional ownership of underlying businesses, it thinks that understanding the fundamental value of the underlying businesses is critical to investment success. The Adviser employs a focused, bottom-up research intensive approach to analyzing companies and building a portfolio of high conviction investment opportunities. The Adviser believes value dislocations often appear in market environments where excess speculation or selling of stocks occurs for reasons other than fundamental company performance. The Adviser’s view is that these events often occur in a company that is approaching an inflection point in the trajectory of its business. Examples of inflection points include industry transitions, financial events, new management and other significant company developments.

The Fund may take short positions from time to time in securities of one issuer, while taking a long position in securities of another issuer in an attempt to gain from the relative valuation differences between the two issuers. This strategy may be used when the Adviser feels the long position will appreciate in value when compared to the short position. The Fund may hold a substantial portion of its total assets in cash from time to time depending on its level of short positions and the Adviser’s view of market conditions.

Equity securities include common and preferred stock; equity securities of foreign companies listed on established exchanges, including NASDAQ; American Depository Receipts (ADRs); securities that may be converted into or exchanged for common or preferred stock, such as convertible equity (but not convertible debt), preferred stock, Eurodollar convertible securities, warrants and options; and other securities with equity characteristics. The Fund may invest in common stocks and convertible securities of real estate companies, including real estate investment trusts (“REITs”). The Fund may invest in non-affiliated funds to the extent permitted by the 1940 Act and rules thereunder. The portfolio managers also seek to mitigate risk through some diversification, hedging activities and adherence to a “value” oriented investment philosophy. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change.

The Fund may invest, without limitation, in derivative instruments, primarily futures and forward contracts, options, and swap agreements. Derivatives will be used in an effort to hedge investments, for risk management or to increase income or gain for the Fund.

Portfolio instruments may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio manager believes that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) there are negative macroeconomic or geopolitical considerations that may affect a company, (iv) another instrument may offer a better investment opportunity, (v) an individual instrument has reached its sell target, or (vi) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

Principal Risks

Because the Fund holds instruments with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio instruments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

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Equity Securities Risk: Investments in equity securities involve substantial risks and may be subject to wide and sudden fluctuations in market value, as a result of changes in a company’s financial condition and in overall market, economic and political conditions, changing perception regarding the industries in which the issuing securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

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Liquidity Risk: Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold, the Fund may have to sell them at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on the Fund’s performance. Such securities may also be difficult to value and their values may be more volatile due to liquidity risk. Increased Fund redemption activity, which may occur in a rising interest rate environment or for other reasons, may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. Recent changes in regulations such as the Volcker Rule may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The securities of many of the companies with small- or medium-sized capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk.

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Market Risk: Market risk is the risk that the securities or other markets in which the Fund’s investments trade or to which the Fund is exposed will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value.

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Short Sale Risk: The Fund may engage in short sales of equity securities or derivatives, transactions in which the Fund sells an instrument it does not own. To complete a short sale, (other than a short sale of an option) the Fund must borrow the instrument (typically from brokers or other institutions) to deliver to the buyer. The Fund is then obligated to replace the borrowed instrument by purchasing the instrument at the market price at the time of replacement. This price may be more or less than the price at which the instrument was sold by the Fund and the Fund will incur a loss if the price of the instrument sold short increases between the time of the short sale and the time the Fund replaces the borrowed instrument. Because a borrowed instrument could theoretically increase in price without limitation, the loss associated with short selling is potentially unlimited. To the extent that the Fund reinvests proceeds received from selling securities or derivatives short, it may effectively create leverage. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

•	Value Stock Risk: A value stock may not reach what the Adviser believes is its full estimated fair value, its intrinsic value may go down, or it may be appropriately priced at the time of purchase.

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Small- or Medium-Capitalization Company Risk: Investing in the securities of small- or mid-cap companies could entail greater risks than investments in larger, more established companies. Companies with small- or medium-sized market capitalization often have smaller markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.

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Other Investment Company Risk: Investments by the Fund in the shares of other investment companies, including ETFs, are subject to the risks associated with such investment companies’ portfolio securities. Accordingly, the Fund’s investment in shares of another investment company will fluctuate based on the performance of such investment company’s portfolio securities. Further, Fund shareholders will indirectly bear a proportionate share of the expenses of any investment company in which the Fund invests, in addition to paying the Fund’s expenses.

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Derivatives Risk: The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is the measurement of how much the change in the price of a security, an index or a market varies compared to its average change. The Fund does not trade derivatives over-the-counter. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Futures: The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options: Investments in options are considered speculative. When the Fund purchases an option, it may lose the entire amount paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, the purchase price would represent a loss to the Fund. When a Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below (in the case of a put) or above (in the case of a call) the exercise price of the written option, the Fund could experience a substantial loss.

Swap Agreements: In addition to risks applicable to derivatives generally, risks inherent in the use of swaps of any kind include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap (for a bilateral swap); (3) absence of a liquid secondary market for any particular swap at any time; and

(4) possible inability of a Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

Forward Contracts: Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk and liquidity risk.

•	Hedging Risk: It is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. Hedging may also reduce gains or result in losses.

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Foreign Securities Risk: Investments in foreign securities may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. Political or social instability, civil unrest, acts of terrorism and regional economic volatility are other potential risks that could impact an investment in a security of a non-U.S. issuer.

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Management Risk: The skills of the Adviser will play a significant role in the Fund’s ability to achieve its investment objective. In addition, an investment strategy may fail to produce the intended results.

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New Fund Risk: The Fund is new. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or may not employ a successful investment strategy, which could result in the Fund being liquidated at any time without shareholder approval and could have negative tax consequences for shareholders.

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Alternative Strategies Risk: The investment strategies employed by the Fund are alternative strategies that have not been applied to mutual funds for an extended period of time. Accordingly, the Fund is subject to the risk that anticipated opportunities do not play out as planned, or that there are unexpected challenges in implementing the Fund’s strategies due to regulatory constraints for mutual funds.

Investment Results

Because the Fund has not yet commenced operations, it has no investment results.

Adviser and Portfolio Manager

Adviser

TCW Investment Management Company LLC

Portfolio Managers	Managed Fund Since
Jeremy Zhu	2017

Vincent Staunton, CFA	2017

Marty Lane	2017

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (normally any day that the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund. You may conduct transactions by mail (TCW Alternative Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9886, Providence, RI 02940), or by telephone at (866) 858-4338. You may also purchase or redeem Fund shares through your dealer or financial adviser.

Purchase Minimums

The following table provides the minimum initial and subsequent investment requirements for each share class. The minimums may be reduced or waived in some cases.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investments
Class N:
Regular	$5,000	$0
Individual Retirement Account (“IRA”)	$1,000	$0
Automatic Investment Plan	$5,000	$100
Class I:
Regular accounts	$100,000	$25,000

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.